UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-03084

Exact name of registrant as specified in charter:	Prudential Jennison Small Company Fund, Inc.

Address of principal executive offices:	Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	9/30/2010

Date of reporting period:	9/30/2010

Item 1 – Reports to Stockholders

ANNUAL REPORT	SEPTEMBER 30, 2010

Prudential Jennison Small Company Fund, Inc.

Fund Type Small/mid-cap stock Objective Capital growth

This report is not authorized for distribution
to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, Jennison, the Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

To enroll in e-delivery, go to www.prudentialfunds.com/edelivery

November 15, 2010

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison Small Company Fund, Inc. informative and useful. Because of ongoing market volatility, we understand that this is a difficult time to be an investor. While it is impossible to predict what the future holds, we continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

A diversified asset allocation offers two potential advantages: It limits your exposure to any particular asset class; plus it provides a better opportunity to invest some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® provides a wide range of mutual funds to choose from that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of Prudential Financial’s affiliated asset managers. Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investment Management, Inc. (PIM) advises the Prudential Investments fixed income and money market funds through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Thank you for choosing the Prudential Investments family of mutual funds.

Sincerely,

Judy A. Rice, President

Prudential Jennison Small Company Fund, Inc.

Prudential Jennison Small Company Fund, Inc.	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75%, respectively. Gross operating expenses: Class A, 1.19%; Class B, 1.89%; Class C, 1.89%; Class L, 1.39%; Class M, 1.89%; Class R, 1.64%; Class X, 1.89%; Class Z, 0.89%. Net operating expenses: Class A, 1.19%; Class B, 1.89%; Class C, 1.89%; Class L, 1.39%; Class M, 1.89%; Class R, 1.39%; Class X, 1.89%; Class Z, 0.89%, after contractual reduction through 1/31/2012.

Cumulative Total Returns (Without Sales Charges) as of 9/30/10
	One Year	Five Years	Ten Years	Since Inception
Class A	15.75%	19.23%	91.21%	—
Class B	15.06	14.01	76.08	—
Class C	14.93	14.84	77.36	—
Class L	15.41	N/A	N/A	–0.98% (3/2/07)
Class M	15.34	N/A	N/A	–3.14 (3/2/07)
Class R	15.38	17.61	N/A	55.63 (5/10/04)
Class X	15.30	N/A	N/A	–2.40 (3/2/07)
Class Z	15.92	20.38	95.36	—
Russell 2500 Index	15.92	12.36	64.62	—
S&P SmallCap 600 Index	14.22	8.36	82.22	—
Lipper Average	13.19	7.72	80.42	—

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Average Annual Total Returns (With Sales Charges) as of 9/30/10
	One Year	Five Years	Ten Years	Since Inception
Class A	9.39%	2.41%	6.10%	—
Class B	10.06	2.52	5.82	—
Class C	13.93	2.81	5.90	—
Class L	8.77	N/A	N/A	–1.91% (3/2/07)
Class M	9.34	N/A	N/A	–1.60 (3/2/07)
Class R	15.38	3.30	N/A	7.16 (5/10/04)
Class X	9.30	N/A	N/A	–1.63 (3/2/07)
Class Z	15.92	3.78	6.93	—
Russell 2500 Index	15.92	2.36	5.11	—
S&P SmallCap 600 Index	14.22	1.62	6.18	—
Lipper Average	13.19	1.33	5.68	—

Average Annual Total Returns (Without Sales Charges) as of 9/30/10
	One Year	Five Years	Ten Years	Since Inception
Class A	15.75%	3.58%	6.70%	—
Class B	15.06	2.66	5.82	—
Class C	14.93	2.81	5.90	—
Class L	15.41	N/A	N/A	–0.28% (3/2/07)
Class M	15.34	N/A	N/A	–0.89 (3/2/07)
Class R	15.38	3.30	N/A	7.16 (5/10/04)
Class X	15.30	N/A	N/A	–0.68 (3/2/07)
Class Z	15.92	3.78	6.93	—

Prudential Jennison Small Company Fund, Inc.	3

Your Fund’s Performance (continued)

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Jennison Small Company Fund, Inc. (Class A shares) with a similar investment in the Russell 2500 Index and the Standard & Poor’s SmallCap 600 Index (S&P SmallCap 600 Index) by portraying the initial account values at the beginning of the 10-year period for Class A shares (September 30, 2000) and the account values at the end of the current fiscal year (September 30, 2010) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class L, Class M, Class R, Class X, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through January 31, 2008, the returns shown in the graph and for Class A shares in the tables would have been lower.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

Inception returns are provided for any share class with less than 10 calendar years of returns. The Since Inception returns for the Russell 2500 Index, S&P SmallCap 600 Index, and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

The average annual total returns take into account applicable sales charges. Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively, and an annual 12b-1 fee of up to 0.30% and 0.50%, respectively. Investors who purchase Class A and Class L shares in an amount of $1 million or more do not pay a front-end sales charge, but are subject to a contingent deferred sales charge (CDSC) of 1% for shares sold within 12 months of purchase. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of up to 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares

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on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of up to 1%. Class M and Class X shares purchased are not subject to a front-end sales charge, but charge a CDSC of 6% and a 12b-1 fee of 1%. The CDSC for Class M shares decreases by 1% annually to 2% in the fifth and sixth years after purchase, 1% in the seventh year and 0% in the eighth year after purchase. The CDSC for Class X shares decreases by 1% annually to 4% in the third and fourth year after purchase, 3% in the fifth year after purchase, 2% in the sixth and seventh year after purchase, 1% in the eighth year after purchase and 0% in the ninth year after purchase. Class M and Class X shares convert to Class A shares approximately eight and 10 years, respectively, after purchase. Class R shares are not subject to a sales charge, but have a 12b-1 fee of up to 0.75% annually. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Benchmark Definitions

Russell 2500 Index

The Russell 2500 Index is an unmanaged index which measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index. Russell 2500 Index Closest Month-End to Inception cumulative total returns are –7.36% for Class L, M, and X; 40.02% for Class R. Russell 2500 Index Closest Month-End to Inception average annual total returns are –2.11% for Class L, M, and X; 5.39% for Class R.

S&P SmallCap 600 Index

The Standard & Poor’s SmallCap 600 Index (S&P SmallCap 600 Index) is an unmanaged, capital-weighted index of 600 smaller-company U.S. common stocks that cover all industry sectors. S&P SmallCap 600 Index Closest Month-End to Inception cumulative total returns are –7.62% for Class L, M, and X; 38.81% for Class R. S&P SmallCap 600 Index Closest Month-End to Inception average annual total returns are –2.19% for Class L, M, and X; 5.24% for Class R.

Lipper Small-Cap Core Funds Average

The Lipper Small-Cap Core Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Small-Cap Core Funds category for the periods noted. Funds in the Lipper Small-Cap Core Funds category invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P SmallCap 600 Index. Lipper Average Closest Month-End to Inception cumulative total returns are –9.57% for Class L, M, and X; 34.21% for Class R. Lipper Average Closest Month-End to Inception average annual total returns are –2.92% for Class L, M, and X; 4.53% for Class R.

Investors cannot invest directly in an index or average. The returns for the Russell 2500 Index and the S&P SmallCap 600 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Prudential Jennison Small Company Fund, Inc.	5

Your Fund’s Performance (continued)

Five Largest Holdings expressed as a percentage of net assets as of 9/30/10
SBA Communications Corp. (Class A), Wireless Telecommunication Services	2.5%
Universal Health Services, Inc. (Class B), Healthcare Providers & Services	1.7
NTELOS Holdings Corp., Wireless Telecommunication Services	1.6
United Natural Foods, Inc., Food & Staples Retailing	1.5
Protective Life Corp., Insurance	1.5

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 9/30/10
Healthcare Providers & Services	7.9%
Machinery	5.3
Real Estate Investment Trusts	5.1
Insurance	5.0
Oil, Gas & Consumable Fuels	5.0

Industry weightings reflect only long-term investments and are subject to change.

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Strategy and Performance Overview

How did the Fund perform?

For the year ending September 30, 2010, the Prudential Jennison Small Company Fund Class A shares returned 15.75% and slightly underperformed the 15.92% return of its benchmark, the Russell 2500 Index (the Index), but outperformed the 13.19% return of the Lipper Small-Cap Core Funds Average.

Strong stock selection in telecom services, energy and consumer staples drove performance relative to the benchmark. Stock selection in financials and consumer discretionary was comparatively weaker.

What was the market environment like during the period?

Early in the reporting period that began in October 2009, signs of economic stabilization led to a strong resurgence in the U.S. equity market. Distressed sale prices, low interest rates, increased availability of mortgage credit, and a tax credit for first-time homebuyers helped boost housing activity. Stimulus measures had also begun to revitalize car sales, and declines in retail sales and corporate revenue moderated.

In early 2010, the recovery in the United States seemed to be gaining momentum, as manufacturing activity increased and overall employment showed signs of reaching a positive turning point. Corporate profits improved largely due to workforce and inventory reductions. Favorable interest rate and liquidity conditions contributed to a continued rally in the equity market, as well.

Clouds began to gather on the growth horizon as the year went on, however, and the pace of the economic recovery in the United States decelerated. Markets grappled with the effects of reduced stimulus in the housing sector, persistently subpar job creation, and flagging confidence indicators. On the other hand, wages continued to increase, private sector payrolls continued to grow, and corporate earnings continued to expand.

Certain developments in foreign nations also cast a shadow over the global economic recovery. An ongoing sovereign debt crisis in several European Union (EU) member states weakened the euro and prompted the EU to devise a lending and support package of almost $1 trillion. While stock prices initially rallied when the package was announced in May, the U.S. stock market posted a loss that month pressured in part by continued concern about the situation in Europe. Attempts in China to cool the domestic property market likewise had raised fears that global growth might slow more than anticipated.

The U.S. stock market also rose and fell with turns in Washington policy debates. Back in March, President Obama signed legislation to overhaul the U.S. healthcare

Prudential Jennison Small Company Fund, Inc.	7

Strategy and Performance Overview (continued)

system. Although the plan is projected to reduce the federal deficit over the longer term, many of its cost-savings provisions are slated to not take effect until later in the decade, suggesting that the budget deficit will likely surge in the near term, as healthcare expenditures compound the expansive debt incurred through stimulus spending and federal bailouts.

The President signed financial regulatory legislation in July that expands federal banking and securities regulation, subjecting a wider range of financial companies to government oversight. Among other things, it establishes a council of federal regulators with power to constrain and dismantle troubled companies; creates a new regulator to protect consumers of financial products; imposes regulations on derivatives; and restricts the ability of banks whose deposits are federally insured from trading for their own benefit.

U.S. gross domestic product (GDP) growth slowed to 1.7% in the second quarter from 3.7% in the year’s first three months. A broad range of gauges, including consumer confidence and manufacturing activity, indicated that the pace of economic expansion continued to lose steam over the typically slower summer months of the third quarter before showing signs in September of stabilizing. Overall job growth remained anemic, with modest private sector employment gains insufficient to reduce the unemployment rate, which stood at 9.6% in August. The costs and benefits of the Obama administration’s landmark healthcare and financial reform legislation remained unclear. Credit expansion, typical for this stage of a recovery, remained weak, as consumers reduced debt and increased savings. The overall environment of uncertainty meant businesses prolonged their pause in investing and hiring.

The Federal Reserve (Fed) maintained its near zero short-term funds rate, and Fed Board members broached the possibility of additional monetary measures to force longer-term rates lower. In August, talk of quantitative easing, in which the Fed would again purchase treasury securities, caused the yield on the 10-year note to fall to 2.5%. The case for quantitative easing seemed to fade, however, as Fed Chairman Ben Bernanke deflected the notion of a double dip into recession. Subsequently, yields rose in September from their August lows, and stock prices climbed, as investors gained confidence that recession could be skirted. The U.S. dollar fell against the euro and more sharply against the yen, as concerns about U.S. growth, echoed in the summer yield plunge, outweighed the continued tough macroeconomic realities faced by Europe and Japan. Meanwhile, the lingering effects of the European sovereign credit squeeze weighed on global growth, as did the well articulated steps taken by the Chinese authorities to cool domestic real estate price appreciation and housing activity.

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Which holdings made the largest positive contribution to the Fund’s return?

Two of the primary individual contributors to performance came from the healthcare sector. AMERIGROUP, which administers healthcare benefits through publicly sponsored programs, benefited from expectations that healthcare reform legislation will provide a long-term positive catalyst for managed care companies. Perrigo, one of the country’s largest manufacturers of generic and private label brands of over-the-counter pharmaceuticals and supplements, advanced after announcing plans to acquire store brand infant formula and baby food manufacturer PBM Holdings. This deal gives Perrigo an entry into the infant feeding market, which carries higher margins than its current corporate average. Given the low penetration of private labels in this segment of the market, we think there is a significant growth opportunity, which should lead to an improved long-term valuation for Perrigo.

Another holding that made a significant positive contribution to performance was SBA Communications in the telecommunications services sector. Shares of the wireless tower operator appreciated due to strong leasing demand for its towers and a positive outlook. The manager likes the company for its earnings potential and ability to generate free cash flow. In Jennison’s view, the wireless tower industry represents a strong business model with both solid growth and defensive characteristics. SBA should be a significant beneficiary of increasing wireless mobile users and continued growth in data usage on wireless networks.

Information technology sector holding Informatica was also a key contributor to return. The company provides enterprise data integration software and services to businesses in a wide range of industries and to government organizations, worldwide. Shares appreciated significantly as the company announced record high revenue for the second quarter of 2010. Informatica’s expanded product offering has provided significant cross-selling and upgrade opportunities. Jennison likes the company for its dominant position in the data integration space and expects that growth will continue to accelerate as companies increasingly seek effective ways to extract, translate, and load data from multiple sources into a single, user-friendly format.

Which holdings detracted most from the Fund’s return?

The primary detractor from performance was CommScope, which provides infrastructure products for communications networks through its enterprise, broadband, and carrier segments. Expectations that higher material costs will negatively impact margins caused the stock price to fall. The company continues to reduce costs through initiatives such as improving factory utilization, and maintains a dominant market share in each of its business segments. Jennison thinks emerging markets, particularly India and China, will drive longer term growth.

Prudential Jennison Small Company Fund, Inc.	9

Strategy and Performance Overview (continued)

For-profit education provider Education Management Corp. also hurt performance. Concerns about increased regulation for the industry were exacerbated by a preliminary analysis conducted by the Department of Education (DoED) to determine debt repayment rates and define gainful employment. Programs that do not meet the DoED’s gainful employment requirements could potentially be disqualified from receiving Title IV funding, which a significant number of students use to finance their education. The Fund Manager will continue to monitor the situation carefully for any changes to industry fundamentals, but believes that Education Management should continue to deliver solid financial results.

Asset management firm Janus Capital Group also hurt performance as a result of equity market volatility and an increase in spending (related to IT infrastructure improvements and retail distribution support) that will likely pressure near-term financial results. The Fund manager reduced the weighting in this holding, but continues to think Janus will most likely outperform in a recovery, given its strong performance track record and improving distribution efforts.

Global business advisory service provider FTI Consulting was a detractor from performance as financial results revealed continued weakness in the company’s corporate finance business. Jennison expected that this weakness would be offset by anticipated growth in pro-cyclical segments such as technology and communication consulting services; however, the Fund manager has not seen positive trends in these areas.

Were there significant changes to the Fund?

During the reporting period, there were no significant changes to the portfolio. Rather, the Fund added or exited individual positions based on company fundamentals and the stock’s risk-reward characteristics.

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Comments on Largest Holdings

2.5%	SBA Communications Corp., Wireless Telecommunication Services

SBA Communications Corp. is discussed in the positive contributors to performance section.

1.7%	Universal Health Services, Inc., Healthcare Providers & Services

Universal Health Services (UHS) owns and operates acute care hospitals, behavioral health centers, surgical hospitals, ambulatory surgery centers, and radiation oncology centers. The company is expected to complete its acquisition of Psychiatric Solutions during the fourth quarter, which will give UHS a dominant position in the freestanding psychiatric facility market. Jennison thinks this market will benefit from an increased demand for services, stable pricing, and improving admission and occupancy trends. Additionally, the company should benefit from cost synergies associated with the acquisition, improved geographic diversity, and margin expansion opportunities at many of Psychiatric Solutions’ facilities.

1.6%	NTELOS Holdings Corp., Wireless Telecommunication Services

NTELOS provides wireless and line communications services to consumers and businesses primarily in Virginia and West Virginia. Jennison likes the company for its strong wireless franchise, long-term competitive position, and solid profitability in both of its business segments. In addition, a reduction in capital spending should lead to a significant increase in free cash flow over the next year.

1.5%	United Natural Foods, Inc., Food & Staples Retailing

United Natural Foods is a natural and organic food distributor. The company is realizing the benefit of improved efficiencies related to last year’s Millbrook acquisition and will focus on new customer wins going forward. The market dislocation caused by the potential sale of competitor Tree of Life by parent company Royal Wessanen should help on this front. Jennison believes that its long-term investment perspective remains intact.

1.5%	Protective Life Corp., Insurance

Protective Life is a life insurance company that provides financial services through the production, distribution and administration of insurance and investment products. The company has a strong balance sheet and continues to see stable growth in its annuities business. Strategic acquisitions should give the company additional earnings power.

Prudential Jennison Small Company Fund, Inc.	11

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2010, at the beginning of the period, and held through the six-month period ended September 30, 2010. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may

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not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Small Company Fund, Inc.		Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,009.20	1.22%	$6.14
	Hypothetical	$1,000.00	$1,018.95	1.22%	$6.17

Class B	Actual	$1,000.00	$1,006.10	1.92%	$9.66
	Hypothetical	$1,000.00	$1,015.44	1.92%	$9.70

Class C	Actual	$1,000.00	$1,006.00	1.92%	$9.66
	Hypothetical	$1,000.00	$1,015.44	1.92%	$9.70

Class L	Actual	$1,000.00	$1,007.50	1.42%	$7.15
	Hypothetical	$1,000.00	$1,017.95	1.42%	$7.18

Class M	Actual	$1,000.00	$1,006.80	1.92%	$9.66
	Hypothetical	$1,000.00	$1,015.44	1.92%	$9.70

Class R	Actual	$1,000.00	$1,008.10	1.42%	$7.15
	Hypothetical	$1,000.00	$1,017.95	1.42%	$7.18

Class X	Actual	$1,000.00	$1,006.80	1.92%	$9.66
	Hypothetical	$1,000.00	$1,015.44	1.92%	$9.70

Class Z	Actual	$1,000.00	$1,009.90	0.92%	$4.64
	Hypothetical	$1,000.00	$1,020.46	0.92%	$4.66

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2010, and divided by the 365 days in the Fund's fiscal year ended September 30, 2010 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Jennison Small Company Fund, Inc.	13

Portfolio of Investments

as of September 30, 2010

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 97.5%
COMMON STOCKS

Aerospace & Defense 1.0%
521,049	Moog, Inc. (Class A Stock)(a)	$18,502,450

Air Freight & Logistics 1.0%
1,190,744	UTi Worldwide, Inc.(b)	19,147,164

Capital Markets 2.3%
895,466	Eaton Vance Corp.	26,004,333
1,668,570	Janus Capital Group, Inc.(b)	18,270,841

		44,275,174

Chemicals 2.3%
541,285	Albemarle Corp.	25,337,551
345,357	Intrepid Potash, Inc.(a)(b)	9,003,457
1,295,348	Spartech Corp.(a)	10,634,807

		44,975,815

Commercial Banks 2.3%
515,124	Bank of the Ozarks, Inc.(b)	19,105,949
106,202	BOK Financial Corp.	4,792,896
423,006	First Interstate Bancsystem, Inc.	5,693,661
385,252	FirstMerit Corp.	7,057,817
235,581	Prosperity Bancshares, Inc.	7,649,315

		44,299,638

Commercial Services & Supplies 3.1%
316,783	Clean Harbors, Inc.(a)(b)	21,462,048
882,170	Mobile Mini, Inc.(a)(b)	13,532,488
618,124	Waste Connections, Inc.(a)	24,514,798

		59,509,334

Communications Equipment 3.5%
628,637	ADTRAN, Inc.(b)	22,190,886
961,468	Ciena Corp.(a)(b)	14,970,057
592,624	CommScope, Inc.(a)	14,068,894
581,548	NETGEAR, Inc.(a)(b)	15,707,611

		66,937,448

Computers & Peripherals 0.7%
766,455	Compellent Technologies, Inc.(a)	13,934,152

See Notes to Financial Statements.

Prudential Jennison Small Company Fund, Inc.	15

Portfolio of Investments

as of September 30, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Construction & Engineering 2.5%
809,438	Chicago Bridge & Iron Co. N.V.(a)	$19,790,759
2,794,271	Great Lakes Dredge & Dock Corp.	16,234,714
335,724	URS Corp.(a)	12,750,798

		48,776,271

Diversified Consumer Services 1.1%
794,121	Bridgepoint Education, Inc.(a)(b)	12,277,111
623,646	Education Management Corp.(a)(b)	9,155,123

		21,432,234

Diversified Telecommunication Services 1.0%
1,066,097	tw telecom, inc. (Class A Stock)(a)(b)	19,797,421

Electric Utilities 0.4%
330,674	El Paso Electric Co.(a)	7,863,428

Electrical Equipment 0.4%
242,751	Woodward Governor Co.	7,869,987

Electronic Equipment & Instruments 1.7%
294,070	Anixter International, Inc.(a)(b)	15,876,839
674,885	FLIR Systems, Inc.(a)(b)	17,344,545

		33,221,384

Energy Equipment & Services 1.0%
108,910	Core Laboratories N.V.(b)	9,588,436
153,598	Dril-Quip, Inc.(a)	9,539,972

		19,128,408

Food & Staples Retailing 2.9%
750,434	Ruddick Corp.	26,025,051
903,344	United Natural Foods, Inc.(a)(b)	29,936,820

		55,961,871

Food Products 2.3%
282,990	Diamond Foods, Inc.(b)	11,599,760
1,051,889	SunOpta, Inc.(a)	6,406,004
581,374	TreeHouse Foods, Inc.(a)(b)	26,801,342

		44,807,106

See Notes to Financial Statements.

16	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Healthcare Equipment & Supplies 2.2%
692,553	Align Technology, Inc.(a)(b)	$13,560,188
785,123	Insulet Corp.(a)(b)	11,101,639
235,943	Integra LifeSciences Holdings Corp.(a)(b)	9,310,311
307,121	Volcano Corp.(a)	7,979,003

		41,951,141

Healthcare Providers & Services 7.9%
536,863	Air Methods Corp.(a)	22,322,764
545,393	AMERIGROUP Corp.(a)(b)	23,162,841
479,324	Bio-Reference Labs, Inc.(a)(b)	9,998,699
481,424	Centene Corp.(a)	11,356,792
214,809	Emergency Medical Services Corp. (Class A Stock)(a)	11,438,579
473,428	MWI Veterinary Supply, Inc.(a)(b)	27,326,264
500,433	Patterson Cos., Inc.	14,337,405
831,106	Universal Health Services, Inc. (Class B Stock)	32,296,779

		152,240,123

Hotels, Restaurants & Leisure 3.4%
743,221	Cheesecake Factory, Inc. (The)(a)(b)	19,673,060
1,065,089	Texas Roadhouse, Inc.(a)(b)	14,975,151
409,992	Vail Resorts, Inc.(a)(b)	15,382,900
428,134	WMS Industries, Inc.(a)(b)	16,299,061

		66,330,172

Household Products 1.2%
355,288	Church & Dwight Co., Inc.	23,072,403

Insurance 5.0%
528,148	Aspen Insurance Holdings Ltd.	15,992,321
1,300,503	Protective Life Corp.	28,298,945
740,257	StanCorp Financial Group, Inc.(b)	28,129,766
79,047	White Mountains Insurance Group Ltd.	24,382,838

		96,803,870

Internet & Catalog Retail 0.4%
1,228,722	Vitacost.com, Inc.(a)(b)	7,384,619

Internet Software & Services 3.4%
465,010	Digital River, Inc.(a)(b)	15,828,940
891,018	GSI Commerce, Inc.(a)(b)	22,008,145

See Notes to Financial Statements.

Prudential Jennison Small Company Fund, Inc.	17

Portfolio of Investments

as of September 30, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Internet Software & Services (cont’d.)
909,679	Monster Worldwide, Inc.(a)(b)	$11,789,440
793,002	SAVVIS, Inc.(a)	16,716,482

		66,343,007

IT Services 2.5%
180,026	Alliance Data Systems Corp.(a)(b)	11,748,497
393,064	Global Payments, Inc.	16,858,515
551,514	Wright Express Corp.(a)(b)	19,694,565

		48,301,577

Life Sciences Tools & Services 1.2%
934,203	Bruker Corp.(a)(b)	13,106,868
177,790	Techne Corp.	10,974,977

		24,081,845

Machinery 5.3%
437,438	AGCO Corp.(a)(b)	17,064,456
678,170	Colfax Corp.(a)	10,084,388
423,627	Graco, Inc.	13,441,685
618,790	IDEX Corp.	21,973,233
553,892	Pentair, Inc.	18,627,388
598,714	RBC Bearings, Inc.(a)	20,344,302

		101,535,452

Media 1.1%
500,156	John Wiley & Sons, Inc. (Class A Stock)	20,436,374

Metals & Mining 1.0%
113,876	Compass Minerals International, Inc.	8,725,179
1,719,208	Hecla Mining Co.(a)(b)	10,865,395

		19,590,574

Multiline Retail 1.1%
630,614	Big Lots, Inc.(a)(b)	20,967,916

Oil, Gas & Consumable Fuels 5.0%
603,949	Arch Coal, Inc.	16,131,478
319,528	Atlas Energy, Inc.(a)(b)	9,151,282
338,105	Cabot Oil & Gas Corp.	10,180,342
341,491	Concho Resources, Inc.(a)	22,596,459

See Notes to Financial Statements.

18	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
748,942	Quicksilver Resources, Inc.(a)(b)	$9,436,669
442,848	Rosetta Resources, Inc.(a)(b)	10,402,500
197,501	Whiting Petroleum Corp.(a)	18,863,320

		96,762,050

Pharmaceuticals 1.7%
340,515	Perrigo Co.(b)	21,867,873
458,717	Valeant Pharmaceuticals International, Inc.(b)	11,490,861

		33,358,734

Professional Services 2.6%
811,530	Corporate Executive Board Co. (The)	25,611,887
455,022	FTI Consulting, Inc.(a)(b)	15,784,713
649,198	Resources Connection, Inc.	8,932,965

		50,329,565

Real Estate Investment Trusts 5.1%
936,295	Capstead Mortgage Corp.(b)	10,177,527
5,184,852	Chimera Investment Corp.	20,480,165
1,544,456	Cogdell Spencer, Inc.	9,760,962
656,901	CreXus Investment Corp.	7,902,519
223,469	Kilroy Realty Corp.(b)	7,405,763
3,317,474	MFA Financial, Inc.	25,312,327
305,551	Mid-America Apartment Communities, Inc.(b)	17,807,512

		98,846,775

Road & Rail 1.5%
797,954	Heartland Express, Inc.	11,865,576
444,708	Kansas City Southern(a)	16,636,526

		28,502,102

Semiconductors & Semiconductor Equipment 3.9%
814,785	ATMI, Inc.(a)	12,107,705
876,608	Cavium Networks, Inc.(a)(b)	25,211,246
1,118,606	MEMC Electronic Materials, Inc.(a)(b)	13,333,783
762,040	Power Integrations, Inc.	24,225,252

		74,877,986

Software 3.6%
747,034	Ariba, Inc.(a)	14,118,943
15,100	ChinaCache International Holdings Ltd. (China), ADR(a)	209,890

See Notes to Financial Statements.

Prudential Jennison Small Company Fund, Inc.	19

Portfolio of Investments

as of September 30, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Software (cont’d.)
678,437	CommVault Systems, Inc.(a)(b)	$17,659,715
734,215	Informatica Corp.(a)(b)	28,201,198
494,310	SolarWinds, Inc.(a)(b)	8,531,790

		68,721,536

Specialty Retail 0.6%
1,047,671	Chico’s FAS, Inc.(b)	11,021,499

Textiles, Apparel & Luxury Goods 2.9%
491,509	Maidenform Brands, Inc.(a)	14,180,035
378,732	Phillips-Van Heusen Corp.	22,784,517
378,287	Warnaco Group, Inc. (The)(a)	19,341,814

		56,306,366

Thrifts & Mortgage Finance 0.7%
406,327	Provident Financial Services, Inc.	5,022,202
236,015	WSFS Financial Corp.	8,852,922

		13,875,124

Water Utilities 0.7%
665,397	Aqua America, Inc.(b)	13,574,099

Wireless Telecommunication Services 4.0%
1,793,053	NTELOS Holdings Corp.	30,338,457
1,190,328	SBA Communications Corp. (Class A Stock)(a)(b)	47,970,218

		78,308,675

	Total long-term investments (cost $1,545,140,280)	1,883,962,869

SHORT-TERM INVESTMENT 27.6%

Affiliated Money Market Mutual Fund
534,422,784	Prudential Investment Portfolios 2-Prudential Core Taxable Money Market Fund (cost $534,422,784; includes $481,772,585 of cash collateral received for securities on loan)(c)(d)	534,422,784

	Total Investments 125.1% (cost $2,079,563,064; Note 5)	2,418,385,653
	Liabilities in excess of other assets (25.1%)	(485,386,992)

	Net Assets 100.0%	$1,932,998,661

See Notes to Financial Statements.

20	Visit our website at www.prudentialfunds.com

The following abbreviation is used in the portfolio descriptions:

ADR—American Depositary Receipt

(a)	Non-income producing security.
(b)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $467,871,026; cash collateral of $481,772,585 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(c)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2-Prudential Core Taxable Money Market Fund.
(d)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of September 30, 2010 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$1,883,962,869	$—	$—
Affiliated Money Market Mutual Fund	534,422,784	—	—

Total	$2,418,385,653	$—	$—

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2010 was as follows:

Affiliated Money Market Mutual Fund (including 24.9% of collateral received for securities on loan)	27.6%
Healthcare Providers & Services	7.9
Machinery	5.3
Real Estate Investment Trusts	5.1
Insurance	5.0
Oil, Gas & Consumable Fuels	5.0
Wireless Telecommunication Services	4.0
Semiconductors & Semiconductor Equipment	3.9

See Notes to Financial Statements.

Prudential Jennison Small Company Fund, Inc.	21

Portfolio of Investments

as of September 30, 2010 continued

Software	3.6%
Communications Equipment	3.5
Hotels, Restaurants & Leisure	3.4
Internet Software & Services	3.4
Commercial Services & Supplies	3.1
Food & Staples Retailing	2.9
Textiles, Apparel & Luxury Goods	2.9
Professional Services	2.6
Construction & Engineering	2.5
IT Services	2.5
Capital Markets	2.3
Chemicals	2.3
Commercial Banks	2.3
Food Products	2.3
Healthcare Equipment & Supplies	2.2
Electronic Equipment & Instruments	1.7
Pharmaceuticals	1.7
Road & Rail	1.5
Household Products	1.2
Life Sciences Tools & Services	1.2
Diversified Consumer Services	1.1
Media	1.1
Multiline Retail	1.1
Aerospace & Defense	1.0
Air Freight & Logistics	1.0
Diversified Telecommunication Services	1.0
Energy Equipment & Services	1.0
Metals & Mining	1.0
Computers & Peripherals	0.7
Thrifts & Mortgage Finance	0.7
Water Utilities	0.7
Specialty Retail	0.6
Electric Utilities	0.4
Electrical Equipment	0.4
Internet & Catalog Retail	0.4

125.1
Liabilities in excess of other assets	(25.1)

100.0%

See Notes to Financial Statements.

22	Visit our website at www.prudentialfunds.com

Financial Statements

SEPTEMBER 30, 2010	ANNUAL REPORT

Prudential Jennison Small Company Fund, Inc.

Statement of Assets and Liabilities

as of September 30, 2010

Assets
Investments at value, including securities on loan of $467,871,026:
Unaffiliated investments (cost $1,545,140,280)	$1,883,962,869
Affiliated investments (cost $534,422,784)	534,422,784
Dividends receivable	3,258,758
Receivable for investments sold	3,228,039
Receivable for Fund shares sold	2,560,673
Prepaid expenses	38,035

Total assets	2,427,471,158

Liabilities
Payable to broker for collateral for securities on loan (Note 3)	481,772,585
Payable for investments purchased	6,019,628
Payable for capital stock repurchased	4,598,944
Management fee payable	1,025,756
Accrued expenses	522,956
Distribution fee payable	308,349
Affiliated transfer agent fee payable	132,817
Payable to custodian	82,029
Deferred directors’ fees	9,433

Total liabilities	494,472,497

Net Assets	$1,932,998,661

Net assets were comprised of:
Common stock, at par	$1,097,671
Paid-in capital in excess of par	1,954,774,655

1,955,872,326
Undistributed net investment income	823,917
Accumulated net realized loss on investments	(362,520,171)
Net unrealized appreciation on investments	338,822,589

Net assets, September 30, 2010	$1,932,998,661

See Notes to Financial Statements.

24	Visit our website at www.prudentialfunds.com

Class A
Net asset value and redemption price per share ($852,005,654 ÷ 48,425,702 shares of common stock issued and outstanding)	$17.59
Maximum sales charge (5.50% of offering price)	1.02

Maximum offering price to public	$18.61

Class B
Net asset value, offering price and redemption price per share ($24,523,474 ÷ 1,854,821 shares of common stock issued and outstanding)	$13.22

Class C
Net asset value, offering price and redemption price per share ($88,116,422 ÷ 6,617,337 shares of common stock issued and outstanding)	$13.32

Class L
Net asset value, offering price and redemption price per share ($5,165,930 ÷ 297,164 shares of common stock issued and outstanding)	$17.38
Maximum sales charge (5.75% of offering price)	1.06

Maximum offering price to public	$18.44

Class M
Net asset value, offering price and redemption price per share ($1,701,074 ÷ 128,536 shares of common stock issued and outstanding)	$13.23

Class R
Net asset value, offering price and redemption price per share ($33,460,656 ÷ 1,923,272 shares of common stock issued and outstanding)	$17.40

Class X
Net asset value, offering price and redemption price per share ($1,314,053 ÷ 98,498 shares of common stock issued and outstanding)	$13.34

Class Z
Net asset value, offering price and redemption price per share ($926,711,398 ÷ 50,421,753 shares of common stock issued and outstanding)	$18.38

See Notes to Financial Statements.

Prudential Jennison Small Company Fund, Inc.	25

Statement of Operations

Year Ended September 30, 2010

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $18,925)	$19,281,844
Affiliated income from securities loaned, net	1,103,841
Affiliated dividend income	125,964

Total income	20,511,649

Expenses
Management fee	11,343,704
Distribution fee—Class A	2,315,783
Distribution fee—Class B	250,875
Distribution fee—Class C	809,976
Distribution fee—Class L	26,321
Distribution fee—Class M	24,617
Distribution fee—Class R	134,094
Distribution fee—Class X	16,293
Transfer agent’s fees and expenses (including affiliated expense of $708,000) (Note 3)	2,711,000
Reports to shareholders	230,000
Custodian’s fees and expenses	216,000
Registration fees	126,000
Directors’ fees	58,000
Legal fees and expenses	39,000
Insurance	33,000
Audit fee	22,000
Miscellaneous	23,837

Total expenses	18,380,500

Net investment income	2,131,149

Realized And Unrealized Gain On Investments
Net realized gain on investment transactions	19,342,291
Net change in unrealized appreciation (depreciation) on investments	217,729,929

Net gain on investments	237,072,220

Net Increase In Net Assets Resulting From Operations	$239,203,369

See Notes to Financial Statements.

26	Visit our website at www.prudentialfunds.com

Statement of Changes in Net Assets

	Years Ended September 30,
	2010	2009
Increase (Decrease) In Net Assets
Operations
Net investment income	$2,131,149	$4,904,137
Net realized gain (loss) on investments	19,342,291	(374,909,940)
Net change in unrealized appreciation (depreciation) on investments	217,729,929	266,887,048

Net increase (decrease) in net assets resulting from operations	239,203,369	(103,118,755)

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(641,592)	(2,701,037)
Class L	—	(16,209)
Class R	—	(39,230)
Class Z	(2,131,966)	(2,992,273)

	(2,773,558)	(5,748,749)

Distributions from net realized gains
Class A	—	(39,890,161)
Class B	—	(2,601,759)
Class C	—	(5,805,383)
Class L	—	(363,231)
Class M	—	(430,804)
Class R	—	(879,091)
Class X	—	(228,184)
Class Z	—	(29,586,209)

	—	(79,784,822)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	667,271,897	374,308,128
Net asset value of shares issued in reinvestment of dividends and distributions	2,084,595	67,468,586
Cost of shares reacquired	(400,145,764)	(318,782,427)

Net increase in net assets from Fund share transactions	269,210,728	122,994,287

Capital Contributions (Note 6)
Proceeds from regulatory settlement	350,746	—

Total increase (decrease)	505,991,285	(65,658,039)

Net Assets:
Beginning of year	1,427,007,376	1,492,665,415

End of year(a)	$1,932,998,661	$1,427,007,376

(a) Includes undistributed net investment income of:	$823,917	$1,466,326

See Notes to Financial Statements.

Prudential Jennison Small Company Fund, Inc.	27

Notes to Financial Statements

Prudential Jennison Small Company Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The investment objective of the Fund is to achieve capital growth by investing in a carefully selected portfolio of common stocks. Investment income is of incidental importance, and the Fund may invest in securities which do not produce any income.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the Nasdaq official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadviser; to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been effected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s

28	Visit our website at www.prudentialfunds.com

financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in open ended, non exchange-traded mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities of sufficient credit quality, which mature in 60 days or less are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities, which mature in more than 60 days, are valued at fair value.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions,

Prudential Jennison Small Company Fund, Inc.	29

Notes to Financial Statements

continued

and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees; for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income or loss, (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

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Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid in capital when they arise.

Taxes: For federal income tax purposes, it is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly, at an annual rate of .70% of the average daily net assets of the Fund up to $1 billion and .65% of the average daily net assets of the Fund in excess of $1 billion. The effective management fee rate was .68% of the average daily net assets of the Fund for the year ended September 30, 2010.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, B, C, L, M, R, X and Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, B, C, L, M, R, and X shares, pursuant to plans of distribution, (the

Prudential Jennison Small Company Fund, Inc.	31

Notes to Financial Statements

continued

“Distribution Plans”), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30%, 1%, 1%, .50%, 1%, .75% and 1% of the average daily net assets of the Class A, B, C, L, M, R and X shares, respectively. PIMS contractually agreed to limit such fees to .50% of the average daily net assets of Class R shares.

PIMS has advised the Fund that it received $374,948 in front-end sales charges resulting from sales of Class A shares, during the year ended September 30, 2010. From these fees, PIMS paid such sales charges to affiliated broker/dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended September 30, 2010, it received $4,009, $50,996, $10,300, $1,914, and $712 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B, Class C, Class M and Class X shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers including fees relating to the services of Wells Fargo Advisors, LLC (“Wells Fargo”), an affiliate of PI through December 31, 2009. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended September 30, 2010, the Fund incurred approximately $1,706,100, in total networking fees, of which approximately $60,100 was paid to Wells Fargo through December 31, 2009. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

32	Visit our website at www.prudentialfunds.com

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2 registered under the Investment Company Act of 1940, as amended, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended September 30, 2010, PIM has been compensated approximately $391,800 for these services.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended September 30, 2010 were $1,028,147,755 and $778,028,119, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investments and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to accumulated net realized loss on investments and paid-in capital in excess of par. For the year ended September 30, 2010, the adjustments were to decrease accumulated net realized loss on investments and decrease paid-in capital in excess of par by $1,405,357 due to expiration of unused capital loss carryforward. Net investment income, net realized gain on investment transactions and net assets were not affected by this change.

For the fiscal year ended September 30, 2010, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets was $2,773,558 of ordinary income. For the fiscal year ended September 30, 2009, the tax character of dividends paid were $7,171,291 of ordinary income and $78,362,280 of long-term capital gains.

As of September 30, 2010, the accumulated undistributed earnings on a tax basis was $833,349 of ordinary income. This differs from the amounts shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

Prudential Jennison Small Company Fund, Inc.	33

Notes to Financial Statements

continued

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of September 30, 2010 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$2,100,182,866	$385,691,755	$(67,488,968)	$318,202,787

The difference between book basis and tax basis was primarily attributed to deferred losses on wash sales and Lehman Brothers securities adjustment.

For federal income tax purposes, the Fund had a capital loss carryforward as of September 30, 2010 of approximately $338,901,000 of which $60,405,000 expires in 2017 and $278,496,000 expires in 2018. As of September 30, 2010 approximately $1,405,000 of its capital loss carryforward had expired unused. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. It is uncertain whether the Fund will be able to realize the full benefit prior to the expiration date.

The Fund elected to treat post-October capital losses of approximately $2,999,000 as having been incurred in the following fiscal year (September 30, 2011).

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of September 30, 2010, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class L, Class M, Class R, Class X and Class Z shares. Class A and Class L shares are sold with a front-end sales charge of up to 5.5% and 5.75%, respectively. All investors who purchase Class A or Class L shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential Financial, Inc. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class M and Class X shares are sold with a CDSC which declines from 6% to zero depending on the period of time

34	Visit our website at www.prudentialfunds.com

the shares are held. Class C shares are sold with a CDSC of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class M shares will automatically convert to Class A shares approximately eight years after purchase. Class L shares are closed to most new purchases (with the exception of reinvested dividends). Class L and Class M shares are only exchangeable with Class L and Class M shares, respectively, offered by certain other Prudential Funds. Class X shares are closed to new purchases. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 1.25 billion shares of common stock authorized, $.01 par value per share, divided into nine classes, designated Class A, Class B, Class C, Class L, Class M, Class Q, Class R, Class X and Class Z common stock. Class A and Class Z shares each consist of 275 million authorized shares. Class B shares consist of 75 million authorized shares. Class C shares consist of 100 million authorized shares. Class L, Class M and Class X shares each consist of 25 million authorized shares. Class Q and Class R shares each consist of 225 million authorized shares. Class Q will commence on November 29, 2010. As of September 30, 2010, PI owned 150 Class R shares.

For the year ended September 30, 2010, the Fund received $350,746 related to an affiliate’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Fund’s statement of changes in net assets. The Fund was not involved in the proceedings or the calculation of the payment.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended September 30, 2010:
Shares sold	14,625,249	$240,357,003
Shares issued in reinvestment of dividends	37,870	576,762
Shares reacquired	(11,711,871)	(192,552,785)

Net increase (decrease) in shares outstanding before conversion	2,951,248	48,380,980
Shares issued upon conversion from Class B, M and X	262,166	4,325,768

Net increase (decrease) in shares outstanding	3,213,414	$52,706,748

Year ended September 30, 2009:
Shares sold	11,243,972	$141,843,347
Shares issued in reinvestment of dividends and distributions	3,757,589	38,176,721
Shares reacquired	(12,814,217)	(155,687,112)

Net increase (decrease) in shares outstanding before conversion	2,187,344	24,332,956
Shares issued upon conversion from Class B, M and X	693,762	8,481,389

Net increase (decrease) in shares outstanding	2,881,106	$32,814,345

Prudential Jennison Small Company Fund, Inc.	35

Notes to Financial Statements

continued

Class B	Shares	Amount
Year ended September 30, 2010:
Shares sold	252,634	$3,137,995
Shares reacquired	(406,288)	(5,033,266)

Net increase (decrease) in shares outstanding before conversion	(153,654)	(1,895,271)
Shares reacquired upon conversion into Class A	(154,839)	(1,935,704)

Net increase (decrease) in shares outstanding	(308,493)	$(3,830,975)

Year ended September 30, 2009:
Shares sold	299,583	$2,819,777
Shares issued in reinvestment of dividends and distributions	300,250	2,332,687
Shares reacquired	(592,588)	(5,453,549)

Net increase (decrease) in shares outstanding before conversion	7,245	(301,085)
Shares reacquired upon conversion into Class A	(675,180)	(6,265,165)

Net increase (decrease) in shares outstanding	(667,935)	$(6,566,250)

Class C
Year ended September 30, 2010:
Shares sold	1,570,118	$19,682,186
Shares reacquired	(1,228,249)	(15,283,717)

Net increase (decrease) in shares outstanding	341,869	$4,398,469

Year ended September 30, 2009:
Shares sold	1,333,881	$12,706,316
Shares issued in reinvestment of dividends and distributions	517,637	4,032,393
Shares reacquired	(1,929,439)	(17,894,076)

Net increase (decrease) in shares outstanding	(77,921)	$(1,155,367)

Class L
Year ended September 30, 2010:
Shares sold	1,848	$28,909
Shares reacquired	(59,107)	(965,689)

Net increase (decrease) in shares outstanding	(57,259)	$(936,780)

Year ended September 30, 2009:
Shares sold	1,845	$22,326
Shares issued in reinvestment of dividends and distributions	37,063	373,591
Shares reacquired	(91,858)	(1,135,138)

Net increase (decrease) in shares outstanding	(52,950)	$(739,221)

36	Visit our website at www.prudentialfunds.com

Class M	Shares	Amount
Year ended September 30, 2010:
Shares sold	1,383	$16,294
Shares reacquired	(37,022)	(450,506)

Net increase (decrease) in shares outstanding before conversion	(35,639)	(434,212)
Shares reacquired upon conversion into Class A	(125,829)	(1,565,363)

Net increase (decrease) in shares outstanding	(161,468)	$(1,999,575)

Year ended September 30, 2009:
Shares sold	15,502	$147,819
Shares issued in reinvestment of dividends and distributions	51,968	404,312
Shares reacquired	(93,590)	(861,279)

Net increase (decrease) in shares outstanding before conversion	(26,120)	(309,148)
Shares reacquired upon conversion into Class A	(177,774)	(1,639,880)

Net increase (decrease) in shares outstanding	(203,894)	$(1,949,028)

Class R
Year ended September 30, 2010:
Shares sold	1,216,915	$19,956,279
Shares reacquired	(624,318)	(10,218,933)

Net increase (decrease) in shares outstanding	592,597	$9,737,346

Year ended September 30, 2009:
Shares sold	831,227	$10,457,936
Shares issued in reinvestment of dividends and distributions	62,875	635,665
Shares reacquired	(406,427)	(4,993,839)

Net increase (decrease) in shares outstanding	487,675	$6,099,762

Class X
Year ended September 30, 2010:
Shares sold	8,068	$109,335
Shares reacquired	(30,883)	(381,641)

Net increase (decrease) in shares outstanding before conversion	(22,815)	(272,306)
Shares reacquired upon conversion into Class A	(66,753)	(824,701)

Net increase (decrease) in shares outstanding	(89,568)	$(1,097,007)

Year ended September 30, 2009:
Shares sold	13,128	$122,585
Shares issued in reinvestment of dividends and distributions	28,964	226,498
Shares reacquired	(48,131)	(432,905)

Net increase (decrease) in shares outstanding before conversion	(6,039)	(83,822)
Shares reacquired upon conversion into Class A	(58,462)	(576,344)

Net increase (decrease) in shares outstanding	(64,501)	$(660,166)

Prudential Jennison Small Company Fund, Inc.	37

Notes to Financial Statements

continued

Class Z	Shares	Amount
Year ended September 30, 2010:
Shares sold	22,122,429	$383,983,896
Shares issued in reinvestment of dividends	94,832	1,507,833
Shares reacquired	(10,186,071)	(175,259,227)

Net increase (decrease) in shares outstanding	12,031,190	$210,232,502

Year ended September 30, 2009:
Shares sold	15,838,140	$206,188,022
Shares issued in reinvestment of dividends and distributions	2,008,181	21,286,719
Shares reacquired	(10,346,067)	(132,324,529)

Net increase (decrease) in shares outstanding	7,500,254	$95,150,212

Note 7. Borrowing

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. The Funds pay a commitment fee of .15% of the unused portion of the renewed SCA. The expiration date of the SCA has been extended from October 20, 2010 through December 24, 2010 under the same terms. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

The Fund did not utilize the line of credit during the year ended September 30, 2010.

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Note 8. Notice of Dividends to Shareholders

The Fund declared an ordinary income dividend on November 16, 2010 to shareholders of record on November 17, 2010. The ex-dividend date was November 18, 2010. The per share amount declared was as follows:

Ordinary Income
Class A	—
Class B	—
Class C	—
Class L	—
Class M	—
Class R	—
Class X	—
Class Z	$0.0197

Note 9. New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

Note 10. Subsequent Event

Class Q shares are scheduled to commence operations on November 29, 2010. These shares will be available only to limited groups of investors.

Prudential Jennison Small Company Fund, Inc.	39

Financial Highlights

Class A Shares
	Year Ended September 30,
	2010(a)	2009(a)	2008(a)	2007(a)	2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$15.21	$17.87	$22.50	$19.73	$20.48
Income (loss) from investment operations:
Net investment income (loss)	0.01	0.05	0.02	0.07	(0.04)
Net realized and unrealized gain (loss) on investment transactions	2.38	(1.66)	(3.80)	3.79	2.01
Total from investment operations	2.39	(1.61)	(3.78)	3.86	1.97
Less Dividends and Distributions:
Dividends from net investment income	(0.01)	(0.07)	(0.04)	-	-
Distributions from net realized gains	-	(0.98)	(0.81)	(1.09)	(2.72)
Total dividends and distributions	(0.01)	(1.05)	(0.85)	(1.09)	(2.72)
Capital contributions	- (d)	-	-	-	-
Net asset value, end of year	$17.59	$15.21	$17.87	$22.50	$19.73
Total Return(b):	15.75%	(6.16)%	(17.31)%	20.16%	10.46%

Ratios/Supplemental Data:
Net assets, end of year (000)	$852,006	$687,776	$756,432	$941,912	$604,534
Average net assets (000)	$771,944	$543,722	$879,220	$797,330	$518,412
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.19%	1.23%	1.18% (e)	1.12% (e)	1.17% (e)
Expenses, excluding distribution and service (12b-1) fees	0.89%	0.93%	0.90%	0.87%	0.92%
Net investment income (loss)	0.04%	0.39%	0.08%	0.32%	(0.20)%
For Class A, B, C, L, M, R, X and Z shares:
Portfolio turnover rate	49%	55%	70%	51%	66%

(a) Calculations are based upon average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Less than $0.005 per share.

(e) The distributor of the Fund had contractually agreed to limit its distribution and service (12b-1) fees to .25% on the average daily net assets of the Class A shares through January 31, 2008.

See Notes to Financial Statements.

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Class B Shares
	Year Ended September 30,
	2010(a)		2009(a)	2008(a)	2007(a)	2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.49		$13.96	$17.92	$16.04	$17.25
Income (loss) from investment operations:
Net investment loss	(0.08)		(0.03)	(0.10)	(0.08)	(0.15)
Net realized and unrealized gain (loss) on investment transactions	1.81		(1.46)	(3.05)	3.05	1.66
Total from investment operations	1.73		(1.49)	(3.15)	2.97	1.51
Less Distributions:
Distributions from net realized gains	-		(0.98)	(0.81)	(1.09)	(2.72)
Capital contributions	-	(d)	-	-	-	-
Net asset value, end of year	$13.22		$11.49	$13.96	$17.92	$16.04
Total Return(b):	15.06%		(7.36)%	(18.22)%	19.28%	9.65%

Ratios/Supplemental Data:
Net assets, end of year (000)	$24,523		$24,858	$39,525	$65,430	$58,254
Average net assets (000)	$25,088		$23,894	$52,933	$65,520	$64,596
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.89%		1.93%	1.90%	1.87%	1.92%
Expenses, excluding distribution and service (12b-1) fees	0.89%		0.93%	0.90%	0.87%	0.92%
Net investment loss	(0.66)%		(0.28)%	(0.65)%	(0.44)%	(0.97)%

(a) Calculations are based upon average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Less than $0.005 per share.

See Notes to Financial Statements.

Prudential Jennison Small Company Fund, Inc.	41

Financial Highlights

continued

Class C Shares
	Year Ended September 30,
	2010(a)		2009(a)	2008(a)	2007(a)	2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.59		$14.01	$17.92	$16.03	$17.25
Income (loss) from investment operations:
Net investment loss	(0.08)		(0.03)	(0.10)	(0.07)	(0.14)
Net realized and unrealized gain (loss) on investment transactions	1.81		(1.41)	(3.00)	3.05	1.64
Total from investment operations	1.73		(1.44)	(3.10)	2.98	1.50
Less Distributions:
Distributions from net realized gains	-		(0.98)	(0.81)	(1.09)	(2.72)
Capital contributions	-	(d)	-	-	-	-
Net asset value, end of year	$13.32		$11.59	$14.01	$17.92	$16.03
Total Return(b):	14.93%		(6.91)%	(17.92)%	19.28%	9.65%

Ratios/Supplemental Data:
Net assets, end of year (000)	$88,116		$72,707	$88,990	$131,201	$69,557
Average net assets (000)	$80,999		$59,309	$110,816	$111,147	$42,326
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.89%		1.93%	1.90%	1.87%	1.92%
Expenses, excluding distribution and service (12b-1) fees	0.89%		0.93%	0.90%	0.87%	0.92%
Net investment loss	(0.66)%		(0.30)%	(0.65)%	(0.40)%	(0.86)%

(a) Calculations are based upon average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Less than $0.005 per share.

See Notes to Financial Statements.

42	Visit our website at www.prudentialfunds.com

Class L Shares
	Year Ended September 30,				March 2, 2007(a) through September 30,
	2010(b)		2009(b)	2008(b)	2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$15.06		$17.76	$22.37	$20.09
Income (loss) from investment operations:
Net investment income (loss)	(0.03)		0.02	(0.03)	0.05
Net realized and unrealized gain (loss) on investment transactions	2.35		(1.70)	(3.77)	2.23
Total from investment operations	2.32		(1.68)	(3.80)	2.28
Less Dividends and Distributions:
Dividends from net investment income	-		(0.04)	-	-
Distributions from net realized gains	-		(0.98)	(0.81)	-
Total dividends and distributions	-		(1.02)	(0.81)	-
Capital contributions	-	(e)	-	-	-
Net asset value, end of period	$17.38		$15.06	$17.76	$22.37
Total Return(c):	15.41%		(6.63)%	(17.48)%	11.35%

Ratios/Supplemental Data:
Net assets, end of period (000)	$5,166		$5,336	$7,234	$10,783
Average net assets (000)	$5,264		$4,688	$9,085	$11,345
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.39%		1.43%	1.40%	1.37%	(f)
Expenses, excluding distribution and service (12b-1) fees	0.89%		0.93%	0.90%	0.87%	(f)
Net investment income (loss)	(0.16)%		0.20%	(0.15)%	0.37%	(f)

(a) Inception date of Class L shares.

(b) Calculations are based upon average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d) Does not include expenses of the underlying portfolios in which the Fund invests.

(e) Less than $0.005 per share.

(f) Annualized.

See Notes to Financial Statements.

Prudential Jennison Small Company Fund, Inc.	43

Financial Highlights

continued

Class M Shares
	Year Ended September 30,				March 2, 2007(a) through September 30,
	2010(b)		2009(b)	2008(b)	2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$11.47		$13.94	$17.91	$16.14
Income (loss) from investment operations:
Net investment loss	(0.08)		(0.02)	(0.11)	(0.01)
Net realized and unrealized gain (loss) on investment transactions	1.84		(1.47)	(3.05)	1.78
Total from investment operations	1.76		(1.49)	(3.16)	1.77
Less Distributions:
Distributions from net realized gains	-		(0.98)	(0.81)	-
Capital contributions	-	(f)	-	-	-
Net asset value, end of period	$13.23		$11.47	$13.94	$17.91
Total Return(c):	15.34%		(7.40)%	(18.28)%	10.97%

Ratios/Supplemental Data:
Net assets, end of period (000)	$1,701		$3,327	$6,882	$20,457
Average net assets (000)	$2,462		$3,658	$11,781	$24,257
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.89%		1.93%	1.90%	1.87%	(e)
Expenses, excluding distribution and service (12b-1) fees	0.89%		0.93%	0.90%	0.87%	(e)
Net investment loss	(0.65)%		(0.24)%	(0.68)%	(0.12)%	(e)

(a) Inception date of Class M shares.

(b) Calculations are based upon average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d) Does not include expenses of the underlying portfolios in which the Fund invests.

(e) Annualized.

(f) Less than $0.005 per share.

See Notes to Financial Statements.

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Class R Shares
	Year Ended September 30,
	2010(a)		2009(a)	2008(a)	2007(a)	2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$15.08		$17.75	$22.36	$19.67	$20.47
Income (loss) from investment operations:
Net investment income (loss)	(0.03)		0.02	(0.03)	0.02	(0.07)
Net realized and unrealized gain (loss) on investment transactions	2.35		(1.67)	(3.77)	3.76	1.99
Total from investment operations	2.32		(1.65)	(3.80)	3.78	1.92
Less Dividends and Distributions:
Dividends from net investment income	-		(0.04)	-	-	-
Distributions from net realized gains	-		(0.98)	(0.81)	(1.09)	(2.72)
Total dividends and distributions	-		(1.02)	(0.81)	(1.09)	(2.72)
Capital contributions	-	(e)	-	-	-	-
Net asset value, end of year	$17.40		$15.08	$17.75	$22.36	$19.67
Total Return(b):	15.38%		(6.48)%	(17.48)%	19.80%	10.25%

Ratios/Supplemental Data:
Net assets, end of year (000)	$33,461		$20,069	$14,967	$12,701	$2,121
Average net assets (000)	$26,819		$13,468	$15,274	$6,377	$677
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(c)	1.39%		1.43%	1.40%	1.37%	1.42%
Expenses, excluding distribution and service (12b-1) fees	0.89%		0.93%	0.90%	0.87%	0.92%
Net investment income (loss)	(0.16)%		0.16%	(0.13)%	0.12%	(0.34)%

(a) Calculations are based upon average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average net assets of the Class R shares.

(d) Does not include expenses of the underlying portfolios in which the Fund invests.

(e) Less than $0.005 per share.

See Notes to Financial Statements.

Prudential Jennison Small Company Fund, Inc.	45

Financial Highlights

continued

Class X Shares
	Year Ended September 30,				March 2, 2007(a) through September 30,
	2010(b)		2009(b)	2008(b)	2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$11.57		$14.02	$17.92	$16.14
Income (loss) from investment operations:
Net investment loss	(0.08)		(0.03)	(0.07)	(0.01)
Net realized and unrealized gain (loss) on investment transactions	1.85		(1.44)	(3.02)	1.79
Total from investment operations	1.77		(1.47)	(3.09)	1.78
Less Distributions:
Distributions from net realized gains	–		(0.98)	(0.81)	–
Capital contributions	–	(e)	–	–	–
Net asset value, end of period	$13.34		$11.57	$14.02	$17.92
Total Return(c):	15.30%		(7.18)%	(17.87)%	11.03%

Ratios/Supplemental Data:
Net assets, end of period (000)	$1,314		$2,176	$3,540	$5,984
Average net assets (000)	$1,629		$2,191	$4,796	$6,266
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.89%		1.93%	1.68%	1.87%	(f)
Expenses, excluding distribution and service (12b-1) fees	0.89%		0.93%	0.90%	0.87%	(f)
Net investment loss	(0.65)%		(0.28)%	(0.44)%	(0.14)%	(f)

(a) Inception date of Class X shares.

(b) Calculations are based upon average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d) Does not include expenses of the underlying portfolios in which the Fund invests.

(e) Less than $0.005 per share.

(f) Annualized.

See Notes to Financial Statements.

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Class Z Shares
	Year Ended September 30,
	2010(a)	2009(a)	2008(a)	2007(a)	2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$15.91	$18.62	$23.42	$20.49	$21.13
Income (loss) from investment operations:
Net investment income	0.06	0.09	0.08	0.14	0.02
Net realized and unrealized gain (loss) on investment transactions	2.46	(1.72)	(3.97)	3.88	2.06
Total from investment operations	2.52	(1.63)	(3.89)	4.02	2.08
Less Dividends and Distributions:
Dividends from net investment income	(0.05)	(0.10)	(0.10)	-	-
Distributions from net realized gains	-	(0.98)	(0.81)	(1.09)	(2.72)
Total dividends and distributions	(0.05)	(1.08)	(0.91)	(1.09)	(2.72)
Capital contributions	- (d)	-	-	-	-
Net asset value, end of year	$18.38	$15.91	$18.62	$23.42	$20.49
Total Return(b):	15.92%	(5.89)%	(17.14)%	20.20%	10.80%

Ratios/Supplemental Data:
Net assets, end of year (000)	$926,711	$610,758	$575,095	$674,364	$189,508
Average net assets (000)	$754,132	$452,879	$659,205	$460,435	$97,368
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	0.89%	0.93%	0.90%	0.87%	0.92%
Expenses, excluding distribution and service (12b-1) fees	0.89%	0.93%	0.90%	0.87%	0.92%
Net investment income	0.34%	0.67%	0.36%	0.62%	0.09%

(a) Calculations are based upon average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Less than $0.005 per share.

See Notes to Financial Statements.

Prudential Jennison Small Company Fund, Inc.	47

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential Jennison Small Company Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Jennison Small Company Fund, Inc. (formerly Jennison Small Company Fund, Inc.) (hereafter referred to as the “Fund”), including the portfolio of investments, as of September 30, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2010, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 18, 2010

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Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code of 1986, as amended (“the Code”), to advise you within 60 days of the Fund’s fiscal year end (September 30, 2010) as to the federal income tax status of dividends paid during such fiscal year. We are advising you that during its fiscal year ended September 30, 2010, the Fund paid ordinary income dividends of $0.0140 per share for Class A and $0.0538 per share for Class Z respectively, which are taxable as such.

For the fiscal year ended September 30, 2010, the Fund designates the maximum amount allowable under Section 854 of the Internal Revenue Code but not less than the following percentages of the ordinary income distributions paid as: 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD).

	QDI	DRD
Prudential Jennison Small Company Fund	100%	100%

In January 2011, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar year 2010.

Prudential Jennison Small Company Fund, Inc.	49

MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members (1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (58) Board Member Portfolios Overseen: 55

Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (58) Board Member Portfolios Overseen: 55

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989- February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (retail real estate) (since May 2003); Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009); formerly Director of Dynegy Inc. (power generation) (September 2002-May 2006), CitiStreet Funds, Inc. (mutual funds) (May 1993-February 2005), AM- CH, Inc. (restaurant holding company) (November 2004-February 2005).

Michael S. Hyland, CFA (65) Board Member Portfolios Overseen: 55

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

None.

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Douglas H. McCorkindale (71) Board Member Portfolios Overseen: 55

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (68) Board Member Portfolios Overseen: 55	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (67) Board Member Portfolios Overseen: 55

Retired Mutual Fund Senior Executive (42 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.

None.
Robin B. Smith (71) Board Member & Independent Chair Portfolios Overseen: 55	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (67) Board Member Portfolios Overseen: 55

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

Prudential Jennison Small Company Fund, Inc.

Interested Board Members (1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Judy A. Rice (62) Board Member & President Portfolios Overseen: 55

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; Member of the Board of Directors of Jennison Associates LLC (since October 2010); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003- June 2005) and Director (May 2003- March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.
Scott E. Benjamin (37) Board Member & Vice President Portfolios Overseen: 55

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

None.

(1)	The year in which each individual joined the Fund's Board is as follows:

Linda W. Bynoe, 2005; Douglas H. McCorkindale, 1996; Richard A. Redeker, 1995; Robin B. Smith, 1995; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Michael S. Hyland, 2008; Stephen P. Munn, 2008; Judy A. Rice, Board Member since 2000 and President since 2003; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

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Fund Officers (a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (57) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (52) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (52) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (36) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (39) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (47) Assistant Secretary

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (51) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (52) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (48) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).

Prudential Jennison Small Company Fund, Inc.

Noreen M. Fierro (46) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (51) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (46) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (52) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes Ms. Rice and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.
(1)	The year in which each individual became an Officer of the Fund is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 1998; Peter Parrella, 2007; M. Sadiq Peshimam, 2006.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Jennison Small Company Fund, Inc. (the “Fund”) consists of 10 individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 21-23, 2010 and approved the renewal of the agreements through July 31, 2011, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over the one-, three-, five-, and 10-year periods ending December 31, 2009, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not

Prudential Jennison Small Company Fund, Inc.

Approval of Advisory Agreements (continued)

identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 21-23, 2010.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the interest of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also reviewed the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and Jennison. The Board also noted that it received favorable

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compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and Jennison. The Board noted that Jennison is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Performance of the Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance in relation to its Peer Universe (the Lipper Small-Cap Core Funds Performance Universe) was in the first quartile over the three- and five-year periods, and in the second quartile over the one- and 10-year periods. The Board also noted that the Fund outperformed its benchmark index over all periods. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders for the Fund to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any subsidies, expense caps or waivers) and total expenses both ranked in the Expense Group’s first quartile. The Board concluded that the management fees and total expenses were reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Prudential Jennison Small Company Fund, Inc.

Approval of Advisory Agreements (continued)

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected some of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to the reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, brokerage commissions received by affiliates of Jennison, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the interest of the Fund and its shareholders.

Visit our website at www.prudentialfunds.com

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Jennison Small Company Fund, Inc., Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Prudential Jennison Small Company Fund, Inc.
Share Class	A	B	C	L	M	R	X	Z
NASDAQ	PGOAX	CHNDX	PSCCX	N/A	JSCMX	JSCRX	N/A	PSCZX
CUSIP	74441N101	74441N200	74441N309	74441N606	74441N705	74441N507	74441N804	74441N408

MF109E    0190483-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended September 30, 2010 and September 30, 2009, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $21,500 and $20,869, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

Not applicable for the fiscal year ended September 30, 2010. During the fiscal year ended September 30, 2009, KPMG, the Registrant’s principal accountant, billed the Registrant $1,558 for professional services rendered in connection with agreed upon procedures performed related to a custody conversion.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(b) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2010 and 2009. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2010 and 2009 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Prudential Jennison Small Company Fund, Inc.

By:	/S/ DEBORAH A. DOCS
Deborah A. Docs
Secretary

November 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ JUDY A. RICE
Judy A. Rice
President and Principal Executive Officer

November 22, 2010

By:	/S/ GRACE C. TORRES
Grace C. Torres
Treasurer and Principal Financial Officer

November 22, 2010